UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

(Rule 14c-101)

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

US VR GLOBAL.COM INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

US VR GLOBAL.COM INC.

Lot A-2-10, Galeria Hartamas

Jalan 26A/70A, Desa Sri Hartamas

50480 Kuala Lumpur, Malaysia 50480

603 6201 0069

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

Approximate Date of Mailing: _______________, 2018

TO THE STOCKHOLDERS OF US VR GLOBAL.COM INC.:

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.0001 per share, of US VR GLOBAL.COM INC., a Delaware corporation (the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (collectively, the “Corporate Actions”), taken by unanimous written consent of the Board of Directors of the Company (the “Board”) and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company:

1.	Approval of an amendment to the Company’s certificate of incorporation, as amended (the “Current Certificate”), to increase to the number of authorized shares of common stock to 2,000,000,000 from 200,000,000;

2.	Approval of an amendment to the Current Certificate to increase to the number of authorized shares of preferred stock to 500,000,000 from 30,000,000, with the powers, preferences and rights, and the qualifications, limitations and restrictions designated by our Board;

3.	Approval of an amendment to the Current Certificate to provide for the indemnification of our officers and directors and limit the liability of our officers and directors to the fullest extent provided by Delaware law;

4.	Approval of an amendment to the Current Certificate to provide that our bylaws, as amended (the “Bylaws”) may be adopted, repealed, rescinded, altered or amended by our Board;

5.	Approval of an amendment to the Current Certificate to provide that our Bylaws may be adopted, repealed, rescinded, altered or amended by an affirmative vote of stockholders holding at least 51% of the voting power of our voting stock;

6.	Approval of an amendment to the Current Certificate to provide that Board vacancies will be filled by the Board;

7.	Approval of an amendment to the Current Certificate to provide that a director may be removed from office by the affirmative vote of stockholders holding at least 51% of the voting power of our voting stock;

8.	Approval of an amendment to the Current Certificate of provide that the prevailing party in any action relating to or arising out of the certificate of incorporation will be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action; and

9.	Adopt an amended and restated certificate of incorporation of the Company.

The purpose of this Information Statement is to notify our stockholders that on February 26, 2018, a stockholder holding a majority of the voting power of our issued and outstanding shares of common stock executed a written consent approving the Corporate Actions. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Delaware law and the Current Certificate and Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our common stock of record at the close of business on March 14, 2018 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of common stock of record as of March 14, 2018 on or about _______________, 2018. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

By Order of the Board of Directors,
US VR GLOBAL.COM INC.

/s/ Ramelle Ramli
Ramelle Ramli
__________________, 2018	Chief Executive Officer and Chairman

US VR GLOBAL.COM INC.

Information Statement Pursuant to Section 14C

of the Securities Exchange Act of 1934

This Information Statement is being mailed on or about _____________, 2018, to all holders of record on March 14, 2018, of the $0.0001 par value common stock of US VR Global.com Inc., a Delaware corporation (the “Company”), in connection with the vote of our Board of Directors (the “Board”) and the approval by written consent of the holder of a majority of the voting power of our issued and outstanding capital stock of the following (each, a “Proposal” and collectively, the “Proposals”):

1.	Approval of an amendment to the Company’s certificate of incorporation, as amended (the “Current Certificate”), to increase to the number of authorized shares of common stock to 2,000,000,000 from 200,000,000;

2.	Approval of an amendment to the Current Certificate to increase to the number of authorized shares of preferred stock to 500,000,000 from 30,000,000, with the powers, preferences and rights, and the qualifications, limitations and restrictions designated by our Board;

3.	Approval of an amendment to the Current Certificate to provide for the indemnification of our officers and directors and limit the liability of our officers and directors to the fullest extent provided by Delaware law;

4.	Approval of an amendment to the Current Certificate to provide that our bylaws, as amended (the “Bylaws”) may be adopted, repealed, rescinded, altered or amended by our Board;

5.	Approval of an amendment to the Current Certificate to provide that our Bylaws may be adopted, repealed, rescinded, altered or amended by an affirmative vote of stockholders holding at least 51% of the voting power of our voting stock;

6.	Approval of an amendment to the Current Certificate to provide that Board vacancies will be filled by the Board;

7.	Approval of an amendment to the Current Certificate to provide that a director may be removed from office by the affirmative vote of stockholders holding at least 51% of the voting power of our voting stock;

8.	Approval of an amendment to the Current Certificate of provide that the prevailing party in any action relating to or arising out of the certificate of incorporation will be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action; and

9.	Adopt an amended and restated certificate of incorporation of the Company (the “New Certificate”).

Currently, the Company has authorized 200,000,000 shares of common stock. As of March 14, 2018, there were 210 stockholders of record of our common stock and 126,325,792 shares of our common stock were issued and outstanding. Each share of our common stock has one vote per share. VR Global Sdn Bhd (the “Approving Stockholder”) owns 72,331,260 shares of our common stock, which represents approximately 57.3% of the voting power of our issued and outstanding capital stock. Our Board and the Approving Stockholder approved the New Certificate, which includes the matters described in the Proposals, on February 26, 2018. Because our Board and the Approving Stockholder have voted in favor of the New Certificate, which includes the amendments described in the Proposals, all corporate actions necessary to authorize each of the Proposals, including the New Certificate, have been taken.

We expect that the New Certificate, which includes all of the amendments described in the Proposals, will be effective on or about ______________, 2018 (the “Effective Date”), which date shall be no sooner than 20 days after we mail this Information Statement to our stockholders. Our Board retains the authority to abandon each of the amendments described in the Proposals, including adoption of the New Certificate, for any reason at any time prior to the Effective Date. Because each of the amendments described in the Proposals, including adoption of the New Certificate, have already been approved by the Approving Stockholder, you are not required to take any action. This Information Statement provides to you notice that each of the Proposals, including adoption of the New Certificate, have been approved. You will receive no further notice of the approval nor of the Effective Date of the New Certificate other than pursuant to reports which we will be required to file with the Securities and Exchange Commission (the “SEC”) in the future.

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Our common stock is traded over the counter on the OTC Pink tier of the OTC Markets Group under the symbol “USVR.” Our common stock is thinly traded and, as of the date hereof, no active trading market has developed for our common stock.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

APPRAISAL RIGHTS

Under Delaware law, stockholders are not entitled to appraisal rights with respect to any of Proposals 1 through 9, and the Company will not independently provide stockholders with any such rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of March 14, 2018, we had 126,325,792 shares of our common stock issued and outstanding. The following table sets forth, as of March 14, 2018, certain information concerning the beneficial ownership of our common stock by:

●	Each named executive officer,

●	Each director,

●	All of our executive officers and directors as a group, and

●	Each stockholder known by us to own beneficially 5% or more of either our outstanding common stock, including the Approving Stockholder.

Information on beneficial ownership of securities is based upon a record list of our stockholders and we have determined beneficial ownership in accordance with the rules of the SEC. We believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock they beneficially own, subject to applicable community property laws, except as otherwise provide below.

Unless otherwise indicated, the business address of each person listed in c/o US VR Global.com Inc., Lot A-2-10, Galeria Hartamas, Jalan 26A/70A, Desa Sri Hartamas, 50480 Kuala Lumpur, Malaysia 50480.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Outstanding Common Stock Owned
Named Executive Officers and Directors:
Ramelle Ramli	24,418,414	(1)(2)	19.3%
Gary Chaw Cheng Fei	161,500		*
Jaime Terauds	170,000		*
Lai Chee Mei (Amanda)	12,134,430	(2)(3)	9.6%
Daniel Ra Wha Hyun	850,000		*
Ranjeet Rustogi	—		0.0%
Ivon Smith	31,705		*
All directors and executive officers as a group (7 persons)	37,766,049		29.9%

5% Stockholders:
VR Global Sdn Bhd (2)	72,331,260		57.3%

*	Less than 1%.

(1)

Includes 222,994 shares held directly, 85,000 shares held by Forever Trinity Sdn Bhd (“Forever Trinity”), and one-third of the shares held by the Approving Stockholder. Mr. Ramli is the sole owner and director of Forever Trinity, and Mr. Ramli has sole voting and investment power over the shares held by Forever Trinity.

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(2)	The Approving Stockholder is 33.33% owned by each of the following: SG Fairview, ARVR, and Pedoman. SG Fairview is owned by Ramelle Ramli, our President, Chief Executive Officer and Chairman of the Board. ARVR is owned by Tan Sri Ooi Kee Liang. Pedoman is owned 50% by Lai Chee Mei (Amanda), our Vice President of Marketing and a member of our board of directors, and 50% by Chong Lee Min. Voting and dispositive power over the shares held by VR Global is shared among SG Fairview, ARVR and Pedoman, in accordance with their respective ownership percentages.

(3)	Includes 79,220 shares held directly and one-half of one-third of shares held by the Approving Stockholder.

MARKET FOR COMMON STOCK AND RELATED SHAREHOLDER MATTERS

Market Information

Our common stock is currently quoted on the OTC Pink tier of the OTC Markets under the symbol “USVR.” The OTC Market is a network of security dealers who buy and sell stock. The dealers are connected by a computer network that provides information on current “bids” and “asks”, as well as volume information. Our common stock is thinly traded and, as of the date hereof, no active trading market has developed for our common stock.

Holders of Common Stock

As of March 14, 2018, there were approximately 210 record holders of our common stock. The number of record holders does not include beneficial owners of common stock whose shares are held in the names of banks, brokers, nominees or other fiduciaries.

We have not paid any cash dividends on our common stock and do not currently anticipate paying cash dividends in the foreseeable future. We intend to retain future earnings, if any, for reinvestment in the development and expansion of our business.

We have no securities authorized for issuance under equity compensation plans.

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PROPOSALS

General

On February 6, 2018, the Company, US VR Global Inc. (“US VR Sub”), each of the shareholders of US VR Sub who either executes a counterpart signature to the Share Exchange Agreement dated February 6, 2018 (the “Exchange Agreement”) or who executes a joinder agreement to the Exchange Agreement following the effective date of the Exchange Agreement but prior to the First Closing (as hereinafter defined) (such shareholders, the “US VR Sub Shareholders”), and Lai Chee Mei (Amanda), as representative of the US VR Sub Shareholders, entered into the Exchange Agreement. Pursuant to the terms of the Exchange Agreement, (i) the Company agreed to acquire from the US VR Sub Shareholders all of the shares of common stock of US VR Sub held by such US VR Sub Shareholders in exchange for the issuance by the Company to the US VR Sub Shareholders of shares of the Company’s common stock and shares of the Company’s Series A preferred stock, and (ii) US VR Sub will become a wholly owned subsidiary of the Company.

Pursuant to the terms of the Exchange Agreement, at the first closing (the “First Closing”), each US VR Sub Shareholder agreed to exchange 51% of such US VR Sub Shareholder’s common stock of US VR Sub, with any partial shares resulting from such calculation being rounded to the nearest whole share, for shares of Company common stock, on the basis of one share of Company common stock for each three shares of US VR Sub common stock being exchanged at the First Closing, with any partial shares of Company common stock resulting from such calculation being rounded to the nearest whole share (the “Exchange Common Shares”). The First Closing occurred on February 6, 2018. As a result, at the First Closing, the US VR Sub Shareholders exchanged an aggregate of 378,000,124 shares of US VR Sub common stock, representing 51% of US VR Sub’s common stock, for 126,000,041 shares of Company common stock, representing 99.7% of the Company’s common stock, and US VR Sub became a majority owned subsidiary of the Company.

Pursuant to the terms of the Exchange Agreement, at the second closing (the “Second Closing”), each US VR Sub Shareholder agreed to exchange the balance of such US VR Sub Shareholder’s common stock of US VR Sub for shares of Company Series A preferred stock, on the basis of one share of Company Series A preferred stock for each three shares of US VR Sub common stock being exchanged at the Second Closing, with any partial shares of Series A preferred stock resulting from such calculation being rounded to the nearest whole share. (the “Exchange Preferred Shares” and together with the Exchange Common Shares, the “Exchange Shares”). The exchanges set forth above are together referred to herein as the “Share Exchange.” The Second Closing is expected to occur during the fiscal quarter ending June 30, 2018. We expect following the Second Closing, US VR Sub will be a wholly owned subsidiary of the Company.

Pursuant to the Exchange Agreement, following the First Closing, the Company’s Board of Directors intends to designate 121,058,863 shares of the Company’s Series A Preferred Stock, par value $0.0001 per share, specified below (the “Series A Preferred Stock”).

Per the designation, each share of Series A Preferred Stock shall (i) have a stated value of $2.79 per share (the “Stated Value”); (ii) be entitled to be paid cash dividends as authorized by the Certificate of Designation, whether or not declared by the Board, of (1) 1% of the Stated Value, to be paid on the second anniversary of the Second Closing, (2) 2% of the Stated Value, to be paid on the third anniversary of the Second Closing, (3) 2% of the Stated Value, to be paid on the fourth anniversary of the Second Closing, and (4) 2% of the Stated Value, to be paid on the fifth anniversary of the Second Closing; and (iii) be convertible into shares of Company common stock on a one-for-one basis, subject to automatic adjustment in the event of any forward split or reverse split of the Company common stock, at the election of the holder thereof at any time after the one year anniversary of the issuance thereof and prior to the five year anniversary of the issuance thereof and automatically on the date that is the fifth anniversary of the issuance thereof to the extent not previously converted, and having other terms as determined by the Company.

Once the designation for Series A Preferred Stock has become effective as a designation amendment to the Company’s certificate with the State of Delaware, the Company will issue such Series A Preferred Stock to the US VR Sub stockholders at a 3-for-1 basis (three shares of US VR Sub stock for one share of the Company’s Series A Preferred Stock stock). Such US VR Sub stockholders will thereby hold 121,058,863 shares of Series A Preferred Stock, or a total of 100%, of the outstanding Series A Preferred Stock.

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Among other things, the New Certificate increases the number of shares of authorized common stock and the number of shares of authorized preferred stock to provide the Company flexibility in accomplishing the above and proceeding with the Second Closing.

Our Board has determined that it is advisable and in our best interests, and in the best interests of our stockholders to adopt the New Certificate. Our Board unanimously adopted resolutions approving and declaring advisable, and recommending that the Approving Stockholder approve, the adoption of the New Certificate, including the amendments described in the Proposals herein. The principal amendments to our Current Certificate, which are further described in Proposals 1 through 9, set forth below, are as follows:

●	Increase the number of authorized shares of common stock to 2,000,000,000 from 200,000,000 (see Proposal 1);

●	Increase the number of authorized shares of preferred stock to 500,000,000 from 30,000,000, with the powers, preferences and rights, and the qualifications, limitations and restrictions designated by our Board (see Proposal 2);

●	Provide for the indemnification of our officers and directors and limit the liability of our officers and directors to the fullest extent provided by Delaware law (see Proposal 3);

●	Provide that our Bylaws may be adopted, repealed, rescinded, altered or amended by our Board (see Proposal 4);

●	Provide that our Bylaws may be adopted, repealed, rescinded, altered or amended by an affirmative vote of stockholders holding at least 51% of the voting power of our voting stock (see Proposal 5);

●	Provide that Board vacancies will be filled by the Board (see Proposal 6);

●	Provide that a director may be removed from office by the affirmative vote of stockholders holding at least 51% of the voting power of our voting stock (see Proposal 7);

●	Provide that the prevailing party in any action relating to or arising out of the Certificate of Incorporation will be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action (see Proposal 8); and

●	Adopt the New Certificate (see Proposal 9).

The approval of each of Proposals 1 through 8 was required in order to approve the adoption of the New Certificate. Accordingly, approval of each of the Proposals was cross-conditioned upon the approval of all of the Proposals. None of the Proposals would have proceeded if any of the other Proposals was not approved by our Board and the Approving Stockholder. The Proposals set forth above describe the principal amendments to our Current Certificate. Even if specific amendments to the New Certificate are not fully described above, the approval of each of the Proposals described in this information statement constitutes the requisite approval of the adoption of the New Certificate, in the form attached to this information statement as Appendix A, as required by Delaware law. Accordingly, you should read the full text of the New Certificate, as approved by our Board and by the Approving Stockholder.

The description of the New Certificate in this information statement is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the New Certificate which is attached to this information statement as Appendix A. Set forth in the table below is a summary of the differences between the Current Certificate and the New Certificate.

	Provision of Current Certificate	Provision of New Certificate

Registered Office	SECOND Its registered office in Delaware is to be located at 2771 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle and its registered agent at such address is CORPORATION SERVICE COMPANY.	Section 2. The registered office of the Corporation is located at c/o Corporate Creations Network Inc., 3411 Silverside Road Rodney Building #104, Wilmington, DE 19810, New Castle County, or such other address as the Board shall from time to time select. The name and address of the registered agent of the Corporation in the State of Delaware is Corporate Creations Network Inc., 3411 Silverside Road Rodney Building #104, Wilmington, DE 19810, New Castle County, or such other agent and address as the Board shall from time to time select

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	Provision of Current Certificate	Provision of New Certificate

Purpose and Business	THIRD The purpose or purposes of the corporation shall be: To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.	Section 3. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL

Rights and Privileges of Corporation	Not addressed	Section 3 sets forth various rights and privileges of corporation including power to make contracts, purchase and convey real and personal property, appoint officers and agents, adopt and use a common seal or stamp, borrow money, and guarantee/assign/transfer shares of the capital stock in addition to others.

Description of Capital Stock	FOURTH The amount of total authorized stock which the Corporation shall have authority to issue is two hundred million (200,000,000) shares of common stock, par value $0.001 per share and thirty million (30,000,000) shares of preferred stock, par value of $0.001 per share shall remain the same.	Section 5(a) The total number of shares of all classes of stock, which the Corporation shall have authority to issue shall be two billion (2,000,000,000) shares of common stock, par value of $0.0001 per share (the “Common Stock”) and five hundred million (500,000,000) shares of preferred stock, par value of $0.0001 per share (the “Preferred Stock”).

Reverse Stock Split of Common Stock	FOURTH Each one hundred (100) shares of common stock issued and outstanding shall automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of common stock (“Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of common stock shall be rounded up to the next whole share of common stock.	Not applicable.

Preemptive Rights of Common Stock	Not addressed	Section 4(b)(i) No stockholders of the Corporation holding Common Stock shall have any preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation.

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	Provision of Current Certificate	Provision of New Certificate

Voting Rights and Powers of Common Stock	Not addressed	Section 4(b)(ii) With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his/her name.

Cash Dividends	Not addressed	Section 4(b)(iii)(A) Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board from time to time out of assets of funds of the Corporation legally available therefore.

Other Dividends and Distributions of Common Stock	Not addressed	Section 4(b)(iii)(B) The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock.

Other Rights of Common Stock	Not addressed	Section 4(b)(iv) Except as otherwise required by the DGCL and as may otherwise be provided in these Certificate of Incorporation, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

Classes of Preferred Stock	Not addressed	Section 4(c) The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board in its sole discretion

Authority of Board to fix powers, rights, restrictions of preferred stock	Not addressed.	Section 4(c)(i) – 4(c)(ix) describes the authority of the Board to determine various powers, rights, and restrictions pertaining to the preferred stock

Adoption of Bylaws	SIXTH The Board of Directors shall have the power to adopt, amend or repeal the by-laws.	Section 5 In the furtherance and not in limitation of the powers conferred by statute and subject to Section 6, the Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation.

Section 3(g) Corporation shall have power to make bylaws not inconsistent with the constitution or laws of the United States or of the State of Delaware
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	Provision of Current Certificate	Provision of New Certificate

Stockholder Amendment of Bylaws	Not addressed.	Section 6 Notwithstanding Section 5, the Bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than fifty-one percent (51%) of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class

Management of Corporation	Not addressed.	Section 7. Board of Directors. The business and affairs of the Corporation shall be managed by and under the direction of the Board. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, the number of directors of the Corporation may be amended from time to time as set forth in the Bylaws.

Composition of Board	Not addressed.

Section 7. As of the date hereof the Board shall consist of three (3) persons. The directors of the Corporation as of the date hereof shall be as follows:

-        Ramelle Ashram Bin Ramli

-        Jaime Alexander Louis Terauds

-        Lai Chee Mei (Amanda)

Address of Board Members	Not addressed.	Section 7. The mailing address of each of the forgoing is c/o Corporate Creations Network Inc., 3411 Silverside Road Rodney Building #104, Wilmington, DE 19810, New Castle County.

Term of Board of Directors	Not addressed.	Section 8. Except as otherwise required by applicable law, each director shall serve for a term ending on the date of the first Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”) following the Annual Meeting at which such director was elected. All directors shall have equal standing. Notwithstanding the foregoing provisions of this Section 8, each director shall serve until their successor is elected and qualified or until his death, resignation or removal and no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors, elected in connection with rights to elect such additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such class or series.

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	Provision of Current Certificate	Provision of New Certificate

Vacancies on Board of Directors	Not addressed.	Section 9. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board resulting from death, resignation, removal, or other causes, shall be filled solely by the quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs

Removal of Directors	Not addressed.	Section 10. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, any director may be removed from office only by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any stockholder vote

Stockholder Action	Not addressed.	Section 11. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and this Certificate of Incorporation have been satisfied

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	Provision of Current Certificate	Provision of New Certificate

Special Stockholder Meeting	Not addressed.	Section 12. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by Board, within the limits fixed by law.

Location of Stockholder Meetings	Not addressed.	Section 13. Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws.

Private Property of Stockholders	Not addressed.	Section 14. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever and the stockholders shall not be personally liable for the payment of the Corporation’s debts.

Amendments	Not addressed.	Section 15. The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in these Certificate of Incorporation in the manner now or hereafter prescribed by applicable law and all rights conferred on stockholders herein granted subject to this reservation.

Term of Existence	Not addressed.	Section 16. The Corporation is to have perpetual existence.

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	Provision of Current Certificate	Provision of New Certificate

Fiduciary Duty and Liability of Directors	SEVENTH
	No director shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law, (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.	Section 17. No director of this Corporation shall have personal liability to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable Sections of the DGCL, (iv) the payment of dividends in violation of the DGCL or, (v) for any transaction from which the director derived an improper personal benefit.

Effect of repeal or modification on Liability of Directors	SEVENTH No amendment to or repeal of this Article Seventh shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.	Section 17. Any repeal or modification of this Section 17 by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

Indemnification	Not addressed.	Sections 18(a) – 18(e) provides for the indemnification of the Corporation’s officers and directors.

Forum Selection	Not addressed.	Section 19(a) Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

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	Provision of Current Certificate	Provision of New Certificate

Attorneys’ Fees	Not addressed.	Section 19(b) If any action is brought by any party against another party, relating to or arising out of these Certificate of Incorporation, or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of these Certificate of Incorporation, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection any judgment obtained in any such proceeding. The provisions of this Section 19 shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

Headings	Not addressed.	Section 20. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Incorporation and shall not be deemed to limit or affect any of the provisions hereof.

We intend to file the New Certificate with the Secretary of State of the State of Delaware. The New Certificate will be effective immediately upon acceptance of filing by the Secretary of State. Our Board reserves the right to abandon or delay the filing of the New Certificate for any reason at any time before the Effective Date, even though it has been approved by the Approving Stockholder.

Proposal 1: Increase in the Number of Authorized Shares of Common Stock to 2,000,000,000 from 200,000,000

Our Board and the Approving Stockholder have approved an amendment to the Current Certificate to increase the number of authorized shares of our common stock to 2,000,000,000 from 200,000,000. Our Board believes it is in the best interest of our company to increase the number of authorized shares of common stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, the Second Closing, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions and business combinations, as well as other general corporate transactions. The Board believes that additional authorized shares of common stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us. We do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of common stock that will result from our adoption of the proposed amendment. Except as otherwise required by law, the newly authorized shares of common stock will be available for issuance at the discretion of our Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders, any future issuance of additional authorized shares of our common stock, including the conversion of shares of Series A Preferred Stock issued at the Second Closing, may, among other things, dilute the earnings per share of our common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued.

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Any newly authorized shares of common stock will be identical to the shares of common stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of our common stock, none of whom have preemptive or similar rights to acquire the newly authorized shares.

Other than in connection with the conversion of shares of Series A Preferred Stock to be issued at the Second Closing, we have no current expectation, plan, agreement or arrangement for the issuance of any shares of common stock in connection with any such transaction or contractual commitment at this time. Nonetheless, the Board believes that having additional shares of common stock available for issuance without delay will be beneficial by providing us with the flexibility to respond to future financing or other business opportunities and needs when and if they arise.

The Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

Proposal 2: Increase in the Number of Authorized Shares of Preferred Stock to 500,000,000 from 30,000,000

Our Board and the Approving Stockholder have approved an amendment to the Current Certificate to increase the number of authorized shares of our preferred stock to 500,000,000 from 30,000,000, with the powers, preferences, rights, qualifications, limitations and restrictions pertaining to the preferred stock, or any series thereof, to be fixed, from time to time, by the Board in its sole discretion. Such authority allows the Board to issue preferred stock that may confer rights that are senior to the rights of our common stockholders. Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock.

Our Board believes it is in the best interest of our company to increase the number of authorized shares of preferred stock in order to give us greater flexibility in considering and planning for future corporate needs, including, but not limited to, the Second Closing, stock dividends, grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions and business combinations, as well as other general corporate transactions. Pursuant to the Exchange Agreement, the Board intends to designate 121,058,863 shares of Company Series A Preferred Stock, as discussed above. Once the designation for Series A Preferred Stock has become effective as a designation amendment to the Company’s certificate of incorporation, the Company will issue such Series A Preferred Stock to the US VR Sub stockholders at a 3-for-1 basis (three shares of US VR Sub stock for one share of the Company’s Series A Preferred Stock stock). Such US VR Sub stockholders will thereby hold 121,058,863 shares of Series A Preferred Stock, or a total of 100%, of the outstanding Series A Preferred Stock.

In addition, the Board believes that additional authorized shares of preferred stock will enable us to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to us. Except with regard to the issuance of Series A Preferred Stock discussed above, we do not have any definitive plans, arrangements, understandings or agreements regarding the issuance of the additional shares of preferred stock that will result from our adoption of the proposed amendment. Except as otherwise required by law, the newly authorized shares of preferred stock will be available for issuance at the discretion of our Board (without further action by the stockholders) for various future corporate needs, including those outlined above.

The Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares for issuance could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board could make it more difficult to remove incumbent officers and directors from office even if such change were to be favorable to stockholders generally.

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Proposal 3: Provide for the Indemnification of Our Officers and Directors and Limit the Liability of Our Officers and Directors to the Fullest Extent Provided by Delaware Law

Our New Certificate entitles our directors and officers to indemnification to the fullest extent permitted by Delaware law, and authorizes the Board to determine the terms of indemnification, including advancement of expenses, and to take such actions as are necessary to implement such terms of indemnification. Our New Certificate protects our officers and directors against personal liability for damages for their conduct or omissions as officers or directors, to the fullest extent permitted by Delaware law and our Bylaws. The Board believes the indemnification and limitation of liability provisions of our New Certificate will better enable us to engage and retain qualified officers and directors, as it is consistent with the practices of many public companies.

Proposal 4: Provide that Our Bylaws May be Adopted, Repealed, Rescinded, Altered or Amended by Our Board

Our Current Certificate is silent with regard to the Board’s power to adopt, repeal, rescind, alter or amend our Bylaws. Accordingly, the Board currently has no power to adopt, repeal, rescind, alter or amend our Bylaws. Consistent with Delaware law, our New Certificate provides that the Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect our Bylaws. Such power is in addition to, and does not alter or limit, the stockholders’ power to adopt, repeal, rescind, alter or amend our Bylaws. See “Proposal 5: Provide that Our Bylaws May be Adopted, Repealed, Rescinded, Altered or Amended by an Affirmative Vote of Stockholders Holding at Least 51% of the Voting Power of Our Voting Stock.” The Board believes this amendment better aligns our company’s practices with those of many public companies.

Proposal 5: Provide that Our Bylaws May be Adopted, Repealed, Rescinded, Altered or Amended by an Affirmative Vote of Stockholders Holding at Least 51% of the Voting Power of Our Voting Stock

Our Current Certificate is silent with regard to Board’s and our stockholders’ power to adopt, repeal, rescind, alter or amend our Bylaws. Our New Certificate provides that the Board is authorized to adopt, repeal, rescind, alter or amend our Bylaws. In addition, our New Certificate provides that the Bylaws may be adopted, repealed, rescinded, altered or amended by the affirmative vote of holders of not less than 51% of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class. Such power is in addition to, and does not alter or limit, the Board’s power to adopt, repeal, rescind, alter or amend our Bylaws. See “Proposal 4: Provide that Our Bylaws May be Adopted, Repealed, Rescinded, Altered or Amended by Our Board.” The Board believes this amendment better aligns our company’s practices with those of many public companies.

Proposal 6: Provide that Board Vacancies Will be Filled by the Board

Our Current Certificate is silent with regard to how Board vacancies that result from newly created directorships or from death, resignation, removal, or other causes will be filled. Delaware law permits a corporate board of directors to fill any vacant positions created on the board until the next stockholder meeting called for the purpose of electing directors. The Board has determined that it is in the best interest of the Company to allow the Board to fill vacancies occurring on the Board promptly, in order to permit the Board to respond to vacancies on the Board and fill them with qualified candidates while avoiding having director seats remain vacant until a stockholder meeting can be convened. The proposed amendment is not prompted by any specific contemplated stockholder action of which the Board is aware.

Allowing our Board to fill vacancies on the Board could have a potential anti-takeover effect and might render more difficult or discourage a merger, tender offer, proxy contest or change in control and the removal of management, which stockholders might otherwise deem favorable. In the event of an attempted change in control, the ability for our directors to fill vacancies on the Board could have the effect of delaying or discouraging a future takeover by allowing the Board to appoint directors who may not be in favor of such takeover attempt.

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Proposal 7: Provide that a Director May be Removed from Office by the Affirmative Vote of Stockholders Holding at Least 51% of the Voting Power of Our Voting Stock

Our Current Certificate is silent with regard to removal of directors. The Board has determined that it is in the best interests of the Company to permit stockholders holding at least 51% of the Company’s voting power to remove a director. The Board believes this amendment better aligns our company’s practices with those of many public companies. The proposed amendment is not prompted by any specific contemplated stockholder action of which the Board is aware.

Proposal 8: Provide that the Prevailing Party in an Action Relating to or Arising Out of Our New Certificate Will be Entitled to Recover from the Other Party Reasonable Attorneys’ Fees, Costs and Expenses

Section 19(b) of our New Certificate provides that if any action is brought by any party against another party, relating to, or arising out of the New Certificate, or the enforcement thereof, the prevailing party is entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action. This provision of our New Certificate is intended to permit a prevailing party to recover attorneys’ fees, costs and expenses, to the fullest extent permitted by Delaware law. The Board believes this provision of our New Certificate will better enable us to engage and retain qualified officers and directors, as it is consistent with the practices of many public companies.

Proposal 9: Adoption of the New Certificate

In addition to the proposed amendments described above in Proposals 1 through 8, the proposed New Certificate contains certain administrative, conforming and other changes that the Board does not believe adversely impact the rights of our stockholders in any material respect. Our certificate of incorporation was originally filed with the Delaware Secretary of State in 2003. It has subsequently undergone a number of amendments. In an effort to integrate these amendments into a single document, as well as to clean-up and update certain provisions of our Current Certificate (including pursuant to the proposed amendments described above), and to clarify the default provisions of the Delaware law, as applicable, as we prepared the proposed New Certificate. The Board believes that the New Certificate is beneficial for the Company and that it is therefore in the best interests of the Company and our stockholders.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Increase in Authorized Shares of common stock that is not shared by all other stockholders.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing US VR Global.com Inc. at Lot A-2-10, Galeria Hartamas, Jalan 26A/70A, Desa Sri Hartamas, 50480 Kuala Lumpur, Malaysia 50480, Attn: Chief Financial Officer, or calling the Company at 603 6201 0069.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at US VR Global.com Inc. at Lot A-2-10, Galeria Hartamas, Jalan 26A/70A, Desa Sri Hartamas, 50480 Kuala Lumpur, Malaysia 50480 or calling the Company at 603 6201 0069.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each stockholder a separate copy of future mailings, you may mail notification to, or call us at, the address and phone number in the preceding paragraph. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the address or phone number provided in the preceding paragraph.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at Lot A-2-10, Galeria Hartamas, Jalan 26A/70A, Desa Sri Hartamas, 50480 Kuala Lumpur, Malaysia 50480.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THIS ACTION. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

US VR GLOBAL.COM INC.

/s/ Ramelle Ramli
Ramelle Ramli
_________________, 2018	Chief Executive Officer and Chairman

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APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

OF

US VR Global.com Inc.

US VR Global.com Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST: The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware is September 19, 2003 (as amended to date, the “Certificate of Incorporation”)

SECOND: This Amended and Restated Certificate of Incorporation amends and restates the Certificate of Incorporation in its entirety.

THIRD: This Amended and Restated Certificate of Incorporation has been duly approved and adopted in accordance with the provisions of Sections 141, 228, 242 and 245 of the General Corporation Law of the State of Delaware by the Board of Directors and the stockholders of the Corporation.

FOURTH: The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

Section 1. Name. The name of the corporation is US VR Global.com Inc. (the “Corporation”).

Section 2. Registered Office and Agent. The registered office of the Corporation is located at c/o Corporate Creations Network Inc., 3411 Silverside Road Rodney Building #104, Wilmington, DE 19810, New Castle County, or such other address as the Board of Directors of the Corporation (the “Board”) shall from time to time select. The name and address of the registered agent of the Corporation in the State of Delaware is Corporate Creations Network Inc., 3411 Silverside Road Rodney Building #104, Wilmington, DE 19810, New Castle County, or such other agent and address as the Board of Directors of the Corporation (the “Board”) shall from time to time select

Section 3. Purpose and Business. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL, including, but not limited to the following:

(a) The Corporation may at any time exercise such rights, privileges, and powers, when not inconsistent with the purposes and object for which this corporation is organized.

(b) The Corporation shall have power to have succession by its corporate name in perpetuity, or until dissolved and its affairs wound up according to law;

(c) The Corporation shall have power to sue and be sued in any court of law or equity.

(d) The Corporation shall have power to make contracts.

(e) The Corporation shall have power to hold, purchase and convey real and personal estate and to mortgage or lease any such real and personal estate with its franchises. The power to hold real and personal estate shall include the power to take the same by devise or bequest in the State of Delaware, or in any other state, territory or country.

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(f) The Corporation shall have power to appoint such officers and agents as the affairs of the Corporation shall requite and allow them suitable compensation.

(g) The Corporation shall have power to make bylaws not inconsistent with the constitution or laws of the United States, or of the State of Delaware, for the management, regulation and government of its affairs and property, the transfer of its stock, the transaction of its business and the calling and holding of meetings of stockholders.

(h) The Corporation shall have the power to wind up and dissolve itself, or be wound up or dissolved.

(i) The Corporation shall have the power to adopt and use a common seal or stamp, or to not use such seal or stamp and if one is used, to alter the same. The use of a seal or stamp by the Corporation on any corporate documents is not necessary. The Corporation may use a seal or stamp, if it desires, but such use or non-use shall not in any way affect the legality of the document.

(j) The Corporation shall have the power to borrow money and contract debts when necessary for the transaction of its business, or for the exercise of its corporate rights, privileges or franchises, or for any other lawful purpose of its incorporation; to issue bonds, promissory notes, bills of exchange, debentures and other obligations and evidence of indebtedness, payable at a specified time or times, or payable upon the happening of a specified event or events, whether secured by mortgage, pledge or otherwise, or unsecured, for money borrowed, or in payment for property purchased, or acquired, or for another lawful object.

(k) The Corporation shall have the power to guarantee, purchase, hold, sell, assign, transfer, mortgage, pledge or otherwise dispose of the shares of the capital stock of, or any bonds, securities or evidence in indebtedness created by any other corporation or corporations in the State of Delaware, or any other state or government and, while the owner of such stock, bonds, securities or evidence of indebtedness, to exercise all the rights, powers and privileges of ownership, including the right to vote, if any.

(l) The Corporation shall have the power to purchase, hold, sell and transfer shares of its own capital stock and use therefore its capital, capital surplus, surplus or other property or fund.

(m) The Corporation shall have to conduct business, have one or more offices and hold, purchase, mortgage and convey real and personal property in the State of Delaware and in any of the several states, territories, possessions and dependencies of the United States, the District of Columbia and in any foreign country.

(n) The Corporation shall have the power to do all and everything necessary and proper for the accomplishment of the objects enumerated in its Certificate of incorporation, or any amendments thereof, or necessary or incidental to the protection and benefit of the Corporation and, in general, to carry on any lawful business necessary or incidental to the attainment of the purposes of the Corporation, whether or not such business is similar in nature to the purposes set forth in the Certificate of incorporation of the Corporation, or any amendment thereof.

(o) The Corporation shall have the power to make donations for the public welfare or for charitable, scientific or educational purposes.

(p) The Corporation shall have the power to enter partnerships, general or limited, or joint ventures, in connection with any lawful activities.

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Section 4. Capital Stock.

(a) Classes and Number of Shares. The total number of shares of all classes of stock, which the Corporation shall have authority to issue shall be two billion (2,000,000,000) shares of common stock, par value of $0.0001 per share (the “Common Stock”) and five hundred million (500,000,000) shares of preferred stock, par value of $0.0001 per share (the “Preferred Stock”).

(b) Powers and Rights of Common Stock.

(i)	Preemptive Right. No stockholders of the Corporation holding Common Stock shall have any preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation.

(ii)	Voting Rights and Powers. With respect to all matters upon which stockholders are entitled to vote or to which stockholders are entitled to give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his/her name.

(iii)	Dividends and Distributions.

(A)	Cash Dividends. Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board from time to time out of assets of funds of the Corporation legally available therefore; and
(B)	Other Dividends and Distributions. The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock.

(iv)	Other Rights. Except as otherwise required by the DGCL and as may otherwise be provided in these Certificate of Incorporation, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

(c) Classes of Preferred Stock. The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board in its sole discretion, authority to do so being hereby expressly vested in the Board. The authority of the Board with respect to each such series of Preferred Stock will include, without limiting the generality of the foregoing, the determination of any or all of the following:

(i)	The number of shares of any series and the designation to distinguish the shares of such series from the shares of all other series;

(ii)	the voting powers, if any, of the shares of such series and whether such voting powers are full or limited;

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(iii)	the redemption provisions, if any, applicable to such series, including the redemption price or prices to be paid;

(iv)	whether dividends, if any, will be cumulative or noncumulative, the dividend rate or rates of such series and the dates and preferences of dividends on such series;

(v)	the rights of such series upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of, the Corporation;

(vi)	the provisions, if any, pursuant to which the shares of such series are convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock, or any other security, of the Corporation or any other corporation or other entity, and the rates or other determinants of conversion or exchange applicable thereto;

(vii)	the right, if any, to subscribe for or to purchase any securities of the Corporation or any other corporation or other entity;

(viii)	the provisions, if any, of a sinking fund applicable to such series; and

(ix)	any other relative, participating, optional or other powers, preferences or rights, and any qualifications, limitations or restrictions thereof, of such series.

(d) Issuance of the Common Stock and the Preferred Stock. The Board may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Certificate of Incorporation for such purposes, in such amounts, to such persons, corporations, or entities, for such consideration and in the case of the Preferred Stock, in one or more series, all as the Board in its discretion may determine and without any vote or other action by the stockholders, except as otherwise required by law. The Board, from time to time, also may authorize, by resolution, options, warrants and other rights convertible into Common or Preferred stock (collectively “securities.”) The securities must be issued for such consideration, including cash, property, or services, as the Board may deem appropriate, subject to the requirement that the value of such consideration be no less than the par value of the shares issued. Any shares issued for which the consideration so fixed has been paid or delivered shall be fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon, provided that the actual value of such consideration is not less that the par value of the shares so issued. The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock only to the then holders of the outstanding shares of the Common Stock.

(e) Cumulative Voting. Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of stockholders of the Corporation.

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(f) One Class. Except as otherwise required by the DGCL, this Certificate of Incorporation, or any designation for a class of Preferred Stock (which may provide that an alternate vote is required), (i) all shares of capital stock of the Corporation shall vote together as one class on all mattes submitted to a vote of the stockholders of the Corporation; and (ii) the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the applicable matter shall be required for approval of such matter. For the avoidance of doubt, any increase or decrease in the authorized number of shares of a class of stock of the Corporation may be approved by the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote, and no class of stock (including the class for which the number of authorized shares is being increased or decreased) shall have the right to vote on such increase or decrease as a class, notwithstanding anything to the contrary in Section 242 of the DGCL, except with respect to any class of Preferred Stock for which the designation specifically provides that a vote of such class of Preferred Stock shall be required, as a class standing alone, for any of the forgoing. To the maximum extent permitted by the DGCL, Common Stock shall not have any right to vote on any amendment to this Certificate of Incorporation or any designation related to any Preferred Stock with respect to any changes that relate solely to the terms of one or more classes or series of Preferred Stock.

Section 5. Adoption of Bylaws. In the furtherance and not in limitation of the powers conferred by statute and subject to Section 6, the Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation (the “Bylaws”).

Section 6. Stockholder Amendment of Bylaws. Notwithstanding Section 5, the Bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but only by the affirmative vote of the holders of not less than fifty-one percent (51%) of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class.

Section 7. Board of Directors. The business and affairs of the Corporation shall be managed by and under the direction of the Board. As of the date hereof the Board shall consist of three (3) persons. The directors of the Corporation as of the date hereof shall be as follows:

Ramelle Ashram Bin Ramli

Jaime Alexander Louis Terauds

Amanda Lai

The mailing address of each of the forgoing is c/o Corporate Creations Network Inc., 3411 Silverside Road Rodney Building #104, Wilmington, DE 19810, New Castle County. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, the number of directors of the Corporation may be amended from time to time as set forth in the Bylaws.

Section 8. Term of Board of Directors. Except as otherwise required by applicable law, each director shall serve for a term ending on the date of the first Annual Meeting of Stockholders of the Corporation (the “Annual Meeting”) following the Annual Meeting at which such director was elected. All directors shall have equal standing. Notwithstanding the foregoing provisions of this Section 8, each director shall serve until their successor is elected and qualified or until his death, resignation or removal and no decrease in the authorized number of directors shall shorten the term of any incumbent director, and additional directors, elected in connection with rights to elect such additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, shall serve for such term or terms and pursuant to such other provisions as are specified in the resolution of the Board of Directors establishing such class or series.

Section 9. Vacancies on Board of Directors. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board resulting from death, resignation, removal, or other causes, shall be filled solely by the quorum of the Board. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

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Section 10. Removal of Directors. Except as may otherwise be provided in connection with rights to elect additional directors under specified circumstances, which may be granted to the holders of any class or series of Preferred Stock, any director may be removed from office only by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any stockholder vote.

Section 11. Stockholder Action. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called Annual Meeting or at a special meeting of stockholders of the Corporation may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and this Certificate of Incorporation have been satisfied.

Section 12. Special Stockholder Meeting. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by a majority of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by Board, within the limits fixed by law.

Section 13. Location of Stockholder Meetings. Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws.

Section 14. Private Property of Stockholders. The private property of the stockholders shall not be subject to the payment of corporate debts to any extent whatever and the stockholders shall not be personally liable for the payment of the Corporation’s debts.

Section 15. Amendments. The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in these Certificate of Incorporation in the manner now or hereafter prescribed by applicable law and all rights conferred on stockholders herein granted subject to this reservation.

Section 16. Term of Existence. The Corporation is to have perpetual existence.

Section 17. Liability of Directors. No director of this Corporation shall have personal liability to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer. The foregoing provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or, which involve intentional misconduct or a knowing violation of law, (iii) under applicable Sections of the DGCL, (iv) the payment of dividends in violation of the DGCL or, (v) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 17 by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

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Section 18. Indemnification.

(a) Each person (including here and hereinafter, the heirs, executors, administrators or estate of such person) (1) who is or was a director or officer of the Corporation or who is or was serving at the request of the Corporation in the position of a director, officer, trustee, partner, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, or (2) who is or was an agent or employee (other than an officer) of the Corporation and as to whom the Corporation has agreed to grant such indemnity, shall be indemnified by the Corporation as of right to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision (but, in the case of any future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to the legislation or decision), against all fines, liabilities, settlements, costs and expenses, including attorneys’ fees, asserted against him or incurred by him in his capacity as such director, officer, trustee, partner, agent or employee, or arising out of his status as such director, officer, trustee, partner, agent or employee. The foregoing right of indemnification shall not be exclusive of other rights to which those seeking indemnification may be entitled. The Corporation may maintain insurance, at its expense, to protect itself and any such person against any such fine, liability, cost or expense, including attorney’s fees, whether or not the Corporation would have the legal power to directly indemnify him against such liability.

(b) The rights granted under Section 18(a) shall include the right to be paid by the Corporation the expenses (including, without limitation, attorneys’ fees and expenses) incurred in defending any such proceeding in advance of its final disposition (an “advancement of expenses”); except that, if the DGCL so requires, an advancement of expenses incurred by an beneficiary in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such beneficiary, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking , by or on behalf of such beneficiary, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such beneficiary is not entitled to be indemnified for such expenses under this Section 18(b) or otherwise. The rights to indemnification and to the advancement of expenses conferred in this Section 18 shall be contract rights and such rights shall continue as to a beneficiary who has ceased to be a director or officer and shall inure to the benefit of the beneficiary’s heirs, executors and administrators. No amendment to this Section 18 that limits the Corporation’s obligation regarding advancement of expenses shall have any effect on that right for a claim arising out of an act or omission that occurs prior to the date of the amendment.

(c) The Corporation may, to the extent authorized from time to time by the Board, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation or an administrator or fiduciary with respect to any employee benefit plan to the fullest extent of the provisions of this Section 18 with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

(d) Any indemnification or advancement of expenses made pursuant to this Section 18 shall not be exclusive of any other right that any person may have or hereafter acquire under any statute, these Certificate of Incorporation, the Bylaws or any agreement, vote of stockholders or disinterested directors or otherwise.

(e) If this Section 18 or any portion of it is invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each director and officer of the Corporation to the fullest extent permitted by all portions of this Section 18 that has not been invalidated and to the fullest extent permitted by law.

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Section 19. Forum Selection, Attorneys’ Fees.

(a) Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

(b) If any action is brought by any party against another party, relating to or arising out of these Certificate of Incorporation, or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of these Certificate of Incorporation, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the parties hereto, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection any judgment obtained in any such proceeding. The provisions of this Section 19 shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

Section 20. Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Incorporation and shall not be deemed to limit or affect any of the provisions hereof.

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IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Certificate of Incorporation to be duly executed in its corporate name by its duly authorized officer on this _____ day of _______, 2018.

By:
Name:	Ramelle Ashram Bin Ramli
Title:	Chief Executive Officer

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